UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22264

The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Peter E. Jacobstein

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

Alexandria, VA 22314

(Name and address of agent for service)

registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Motley Fool Independence Fund

ANNUAL REPORT

October 31, 2009

A series of The Motley Fool Funds Trust

This report has been prepared for shareholders of Motley Fool Independence Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Fund. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by PFPC Distributors,

Inc., 760 Moore Rd., King of Prussia, PA 19406.

2

Letter from the President

Dear Shareholder:

For over 15 years, The Motley Fool has stood for the individual investor. So when we set out to create Motley Fool Funds, it was important to carry those values to the new endeavor.

At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.

•	We are — and will remain — significant investors with you in Motley Fool Funds.

•	We will manage your investment in Motley Fool Funds as if it were our own.

•	We will keep our financial incentives aligned with those of our shareholders.

•	We will invest for the long term. We seek to maximize returns while we minimize business, regulatory, financial, and sovereign risks.

•	We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage the short-term trading that can hurt all the Fund’s investors.

•	We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.

•

We will recognize that one of our most powerful analytical weapons is the phrase “I don’t know.” In that spirit, we will constantly review our successes and mistakes and remain passionate about learning.

•	We will communicate with our shareholders as clearly and candidly as possible.

With respect to that last point…I’m pleased to present the first Motley Fool Independence Fund Annual Report. We encourage you to read it carefully to fully understand your investment in our Fund.

Finally, we appreciate the trust you’ve placed in Motley Fool Funds with your investment, and we promise to work every day to earn that trust.

Foolishy,

Peter Jacobstein
President, Motley Fool Asset Management

Motley Fool Independence Fund	3

Letter to Shareholders

Portfolio Manager Bill Mann

Dear Fellow Independence Fund Shareholder:

The Independence Fund launched on June 16, 2009. From launch through October 31, 2009, the Fund had a total return of 14.80% versus a return of 16.08% over the same period for its benchmark, the Morgan Stanley Capital International (“MSCI”) World Index. For the Fund’s up-to-date performance information, please refer to our website, www.foolfunds.com.

On October 31, 2009, the Motley Fool Independence Fund had an audited net asset value of $11.48 per share attributed to 2,650,608 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009, of $10.00 per share attributed to 100,000 shares outstanding. As part of our commitment to open communication with our shareholders, those of us who manage the Independence Fund have scheduled our first-ever conference call, set for 2:00 o’clock Eastern time on January 14, 2010. To join the call, dial 1-800-952-1438 at least five minutes before the start of the call. Questions will be accepted at any time during the call, and your portfolio managers will answer them after their prepared remarks.

The period in review

This past June, the Independence Fund launched amid the greatest market rebound in nearly 80 years — a rebound that came on the heels of the largest S&P 500® drop over the same time span. On October 6, 2008, the S&P 500® closed at 1,056. One year later to the day, it closed at 1,054. If you’d fallen asleep for an entire year, you could be excused for thinking that not much happened in 2009. Of course, those of us who don’t hibernate know better. In fact, the period between late 2008 and the first half of 2009 was catastrophic for much of the global economy, including the global stock markets. We therefore believe that we launched the Independence Fund at a fairly auspicious time. Since we are value investors, we tend to look for good companies whose share prices have been beaten down to hopeless levels because of resolvable issues and temporary concerns. Many investors run away from bad news. We, on the other hand, find that such events occasionally create buying opportunities.

My team and I have sought to apply the lessons of 2008 to our decision-making processes, in particular in regard to the importance of integrating macroeconomic assumptions into our analyses. As it turns out, this process taught us something quite valuable. Because we hadn’t actually committed to buying companies before our launch, there was a lower threshold for switching when something became

4	Motley Fool Independence Fund

less attractive. Every day was the investing equivalent of Groundhog Day —we had the opportunity to start with a fresh scorecard every day. This is a sensibility we’ve attempted to bring to the portfolio, because it lowers our innate human tendency to anchor on past prices and cost bases.

Money protected from loss is as valuable as money earned

Still, we have remained mindful that we’re deploying capital into a global economy that has suffered a recent nervous breakdown. Although we don’t claim to know whether we’re emerging from recession — and, in fact, a lot of data suggests further pain ahead — we also believe that the events of the past year were extraordinary, and therefore we treat them as nonrecurring. The markets have seen extraordinary drops seven times over the past century, and even though that amount of frequency suggests that most of us will see one or more massive market drops at least once more in our lifetimes, the downturns are not particularly predictable. So it would be a mistake for us to invest as if another market implosion were imminent. After all, over the past several months, many investors have missed one of the most extraordinary market increases we may ever see, for fear of another unpredictable panic. In every investment we make, we devote a great deal of time and care to thinking about a reasonable bear case — the “what can go wrong” element of a company.

Our investing process calls for us to seek out the cheapest companies in the world, and we generally don’t find them sitting on the 52-week-high lists. Instead, we often deal with companies that have a few warts. For example, one of our larger positions, Lukoil, is a major Russian oil producer. It operates in a regulatory and tax environment that one can at best describe as being “capricious.” Your managers have no particular enthusiasm for investing in the Russian market, but the fact is that the price we’ve been offered on Lukoil has, in our estimation, given us a substantial margin of safety. Never confuse our ownership in a particular company with some unstated belief that we see nothing but blue skies ahead. We invest in companies despite their very real risks, and sometimes the odds will go against us to create poor outcomes. Consider, for instance, our investment in health-insurance company, WellPoint. We probably don’t have to tell you that the American health-care system stands at the precipice of potentially large changes, with the government taking a more central role in overseeing treatments and providing insured care for millions of uninsured or underinsured Americans. Some political outcomes will be better than others for WellPoint, but even in a worst-case outcome, insurers are still going to play a large role in American health care because of their widespread, comprehensive networks and their substantial data-collection advantages. If they aren’t going to provide these services, who will? Political arguments notwithstanding, we believe there are few realistic outcomes that would spell total disaster for WellPoint and its peers.

Motley Fool Independence Fund	5

Favoring the “is” over the “might be”

Stock market returns are the ultimate arbiters for determining whether we’ve done a good job or not, but we don’t expend much energy worrying about how we’re doing over the short term. Of course, given that we’re in our fifth month of operations, let me stress that, thus far, everything we’ve done is short-term. But our ideal stock scenario is one that possesses catalysts that will play out between a year to three years hence. If an investment thesis embodies a time frame shorter than a year, there’s a pretty good chance that our insight is one that’s shared by the market and has already been discovered and priced into the shares. At the other extreme, a catalyst that requires much longer than three years to play out would have to be massive to make up for the probable loss in time premium.

Furthermore, one of our guiding principles is that we focus on what we know at the time we decide to buy. The less we have to guess about future outcomes, the better. We also approach each investment not by focusing initially on the opportunity, but rather by understanding, first and foremost, the potential for loss. Our approach takes a “bottom-up” perspective that emphasizes individual companies over industries and economies, because we find that it’s far easier to get the answers to the investing questions we seek at a company-by-company level.

Be aware, by the way, that our bottom-up stock-selection process may mean that we end up concentrating our holdings within markets by sector or by geography Under the terms of our investment policies, the Independence Fund may invest no more than 5% of its assets in any one company (although market price activity may move our holdings beyond that threshold), may have no more than 20% of its assets invested in any one industry, and may have no more than 20% of its assets invested in any one country, with the exception of the United States. But beyond those limitations, the Independence Fund is largely unconstrained in where it may invest.

Our schedule of investments reveals that we have very little exposure to Europe and Japan (the Fund currently has no exposure to the latter), while we’ve built substantial positions in several less-developed countries. We also have significant exposure to smaller-capitalization companies, both through equity and debt. We have few investments in banks, and none in those based in the United States. Your fund owns shares in companies as varied as an Islamic financial company based in Qatar, the largest electric utility in North Dakota, and a nut merchant in Singapore. These companies aren’t particularly popular on Wall Street because

6	Motley Fool Independence Fund

of the various headwinds they face. But all of them fall within our definition of being financially attractive, well-capitalized entities about which we’ve had to make relatively few assumptions to determine that we would like to own the shares at the prices being offered to us.

Our value-based methodology doesn’t require us to spend large amounts of time assigning arbitrary values to unpredictable macroeconomic outcomes. However, given the distended shape of many governments’ balance sheets and the need around the globe over the past year for massive levels of fiscal stimulus, we believe that considering and attempting to quantify macroeconomic matters plays a role in determining the outcome of our investment decisions. The recent financial crisis has hammered home to us the importance of macroeconomic considerations as one component of our security analysis.

We’re the first to admit that we can be extremely wrong in our analysis, especially when the risk factors include making determinations about things that might happen. One time-tested way to limit exposure to any risk factor — including our own mistakes — is to hold a diverse set of companies. Yet although we run a diversified portfolio, we will not enforce on ourselves a diversity that requires us to mimic any index. Such an allocation would have us put X% into financial stocks, Y% into Spanish stocks, and so on. The problem with such closet indexing is that the exact moment a sector or country is the most overvalued is going to be the same time at which it will command the largest percentage of its index cohort.

Some investors made out heroically by investing in the banking sector in 2009. We applaud them, but at the same time we spare a thought for the poor folks who rushed into banks in 2007 and 2008 because they seemed so cheap. The trouble with banks is that the most important element for their profitability — their loan book — is completely hidden to outside investors. We can know what’s happened in the past, but an investment in a bank requires an article of faith that what happened in the past will continue to happen in the future. By underinvesting in the banking sector, your Fund managers are not claiming to see bad things on the horizon. Instead, we’re making the extremely audacious and personal contention that we don’t feel comfortable investing on faith.

The pervasiveness of short-term thinking

These are some of the “bending headlights around a corner” issues that weigh in our consideration of every company that goes into the fund. We think about them not because we believe we’re right about them. We think about them because, despite what corporate CEOs will tell you, much of the ultimate determination

Motley Fool Independence Fund	7

of a company’s success comes from external forces rather than internal strategy. Thinking about the external is good defense. Ultimately, our goal is to find companies discounted so heavily that they offer a bit of a freeroll against macroeconomic outcomes.

The challenges facing the global economy are enormous. In the United States, total debt — both private and public — exceeds the nation’s GDP by nearly 300%, not even counting the massive commitments for Social Security and Medicare. Profligate U.S. consumers are being replaced in the economy by a profligate government that seems to have decided that it will solve the problem of having financial companies become “too big to fail” by ensuring that certain anointed companies will become even bigger. The economy may survive this edict, but it doesn’t create a comforting environment for skeptical investors.

Many critics around the world have decried the seemingly inevitable decline of the dollar and a rise in the U.S. government’s financing costs in the face of massive public obligations, but the conditions in much of Western Europe and Japan are at least as dire; their public-sector spending is taking up a larger percentage of GDP at the same time that their populations are aging and in decline — trends that typically lead to deflation and slower GDP growth. At some point, each of these economies will be forced to either deleverage or face higher borrowing costs. Our governments, rather than making difficult choices, tend to project that the status quo is stasis quo and that economic activity will be sufficient to cover all of the obligations that the government is assuming — including those that were historically the private sector’s domain. But ask California (or General Motors, for that matter) about what happens when obligations exceed economic activity in any single instance of a time series.

The point here is that investor faith in the risk-free nature of the sovereign debt in several developed countries is likely to be tested over the next few years. No one can discount the possibility that one of the world’s major currencies may collapse under the weight of massive sovereign debt; such an occurrence could then trigger a re-evaluation of the creditworthiness of other countries with similar balance sheets. As a result, the euro, the yen, the pound sterling, and even the Swiss franc may not be safe havens from a fall in the dollar.

With this in mind, you’ll note that the companies the Independence Fund owns tend to have earnings streams that are somewhat remote from government balance sheets and that don’t depend on governments to choose the difficult path

8	Motley Fool Independence Fund

of fiscal austerity over short-term “fixes.” Examples include gold-mining companies, energy and natural-resource firms, and companies domiciled in countries with relatively high levels of fiscal restraint. For instance, 1.60% of the Fund’s market value is invested in De La Rue, a leading printer of more than 150 currencies. We figure that if governments do fire up the printing presses, we might as well own one of the printers. Similarly, we continue to tread carefully with respect to companies that have high levels of debt and require consistent access to capital to operate. In our experience, when these companies are forced to raise capital, they often have to do it under conditions that cause permanent wealth destruction for their shareholders. Permanent loss is something we seek to avoid.

In closing, I hope that our shareholder letters have helped you understand the issues that are critical to investment decisions. Since the other managers and I have committed to deploying a substantial portion of our personal assets into the Fund, we will share with you the expected challenges and triumphs that successful long-term investing entails. And as investing enthusiasts, we’ll continue to provide you with the information we would want were our roles reversed.

Thank you for joining us as shareholders in the Motley Fool Independence Fund. Our team will work every day to continue to earn your confidence.

Foolish best,

P.S. – Get more insight into the portfolio team’s thinking by signing up for our e-mail newsletter Declarations or by visiting www.foolfunds.com.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by the Annual Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

Motley Fool Independence Fund	9

Portfolio Characteristics

At October 31, 2009, the Motley Fool Independence Fund (the “Fund”) had an audited net asset value of $11.48 per share attributed to 2,650,608 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009, of $10.00 per share attributed to 100,000 shares outstanding. From the Fund’s launch on June 16, 2009 to October 31, 2009 the Fund had a total return of 14.80% versus a return of 16.08% over the same period for its benchmark, MSCI World Index. The graph below shows the performance of $10,000 invested in the Fund at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Retuns as of 10/31/09

	Fund*	Benchmark**

Since Inception	14.80%	16.08%
Inception Date	06/16/2009	06/16/2009
Total Fund Operating Expenses (June 15, 2009 Prospectus)	2.30%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.foolfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.
**	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The MSCI World Index is not available for direct investment. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index.

10	Motley Fool Independence Fund

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and will become more relevant when the Fund’s age can be measured in years rather than months.

Because the Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

As a result of its June inception, the Fund avoided most of the global financial turmoil that has occurred over the past 18 months. Assets under management increased roughly 30-fold since inception, presenting the Fund with an almost daily task of deploying new capital into a steadily rising market. Due to the short time frame that the average dollar has been invested in the Fund thus far, it is the Adviser’s opinion that any conclusions drawn from the Fund’s performance, or the performance of any specific holding, is premature at best.

The Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top 11 holdings and top 10 industries and countries in which the Fund was invested at fiscal year-end. Portfolio holdings are subject to change without notice.

Motley Fool Independence Fund	11

Top Eleven Holdings*	% of Net Assets

Yum! Brands, Inc.	2.67%
Occidental Petroleum Corp.	2.65
Innophos Holdings, Inc.	2.22
Lukoil OAO	2.21
Huron Consulting Group, Inc.	2.07
Yamana Gold, Inc.	2.04
Diageo PLC	2.03
Enstar Group Ltd.	1.93
Monsanto Co.	1.84
WellPoint, Inc	1.80
Cie Generale de Geophysique-Veritas	1.75

23.21%

*	As of the date of the report the fund had a holding of 4.66% in the PNC Bank Money Market Fund.

Top Ten Industries	% of Net Assets

Oil & Gas	10.61%
Retail	10.19
Chemicals	7.30
Telecommunications	6.40
Food	5.42
Insurance	5.31
Commercial Services	4.34
Electric	3.92
Mining	3.39
Beverages	3.10

59.98%

12	Motley Fool Independence Fund

Top Ten Countries	% of Net Assets

United States*	49.28%
Hong Kong	6.12
United Kingdom	4.96
Canada	4.56
France	2.87
Brazil	2.50
Russia	2.21
Mexico	2.08
South Korea	2.05
Singapore	2.03

78.66%

*	As of the date of the report the fund had a holding of 4.66% in the PNC Bank Money Market Fund.

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. As of fiscal year-end, no distributions have been paid. The Fund’s first dividend and distribution payments will take place in December 2009.

Motley Fool Independence Fund	13

About Your Expenses

As a shareholder of the Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 16, 2009 to October 31, 2009.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 06/16/09	Ending Account Value 10/31/09	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Actual	$1,000	$1,148	1.35%	$5.48
Hypothetical	$1,000	$1,014	1.35%	$5.14

(1)	These ratios reflect expenses waived by the Fund's investment Adviser. Without these Waivers, the Fund's expenses would have been higher and the ending account values would have been lower.
(2)

Expenses are equal to the Fund's annualized expense ratio for the period June 16, 2009 to October 31, 2009, multiplied by the average account value over the period, multiplied by the number of days (138) in the most recent fiscal half-year, then divided by 365.

14	Motley Fool Independence Fund

Financial Statements

Schedule of Investments at October 31, 2009

Issues	Par	Value (Note 2)

Corporate Bond — 0.33%
Level 3 Financing, Inc. 8.75%, 02/15/17	$115,000	$98,325

Total Corporate Bond (Cost $ 97,850)		98,325

Issues	Shares	Value (Note 2)
Equity Securities — 95.03%
Agriculture — 2.22%
Cresud SACIF y A (Argentina)(a)	25,864	318,644
Philip Morris International, Inc. (United States)	7,560	358,042

		676,686

Apparel — 1.82%
Coach, Inc. (United States)	8,000	263,760
Under Armour, Inc. (United States)*	10,838	291,000

		554,760

Banks — 1.89%
Qatar Islamic Bank (Qatar)	14,050	315,159
Turkiye Garanti Bankasi AS (Turkey)	71,318	258,995

		574,154

Beverages — 3.10%
Coca-Cola Icecek AS (Turkey)	42,235	326,102
Diageo PLC (United Kingdom)(a)	9,479	616,325

		942,427

Chemicals — 7.30%
Braskem SA (Brazil)(a)	15,136	198,584
China Green Agriculture, Inc. (China)*	30,130	332,033
Innophos Holdings, Inc. (United States)	34,864	674,618
Monsanto Co. (United States)	8,348	560,819
Praxair, Inc. (United States)	5,728	455,032

		2,221,086

Commercial Services — 4.34%
De La Rue PLC (United Kingdom)	32,008	479,396
Huron Consulting Group, Inc. (United States)*	27,100	628,720
Sotheby’s (United States)	13,336	211,509

		1,319,625

See Notes to Financial Statements

Motley Fool Independence Fund	15

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Electric — 3.92%
Brookfield Infrastructure Partners LP (United States)	15,427	$223,691
Entergy Corp. (United States)	4,164	319,462
GDF Suez (France)	8,178	341,901
Otter Tail Corp. (United States)	6,968	162,076
Rwe AG (Germany)	1,662	145,779

		1,192,909

Electrical Components & Equipment — 1.30%
AMETEK, Inc. (United States)	11,319	394,920

Electronics — 1.75%
Arrow Electronics, Inc. (United States)*	8,850	224,259
Waters Corp. (United States)*	5,373	308,571

		532,830

Engineering & Construction — 0.89%
Singapore Airport Terminal Services Ltd. (Singapore)	155,000	270,871

Entertainment — 1.84%
International Speedway Corp. (United States)	9,565	244,003
Penn National Gaming, Inc. (United States)*	12,583	316,211

		560,214

Financial Services - Diversified — 1.17%
International Assets Holding Corp. (United States)*	19,713	354,637

Food — 5.42%
BRF - Brasil Foods SA (Brazil)*(a)	5,555	268,695
HJ Heinz Co. (United States)	7,363	296,287
Nestle SA (Switzerland)	10,194	474,037
Olam International Ltd. (Singapore)	180,700	346,871
Zhongpin, Inc. (China)*	19,692	262,101

		1,647,991

Healthcare - Products — 2.86%
Becton Dickinson and Co. (United States)	4,000	273,440
Stryker Corp. (United States)	6,805	313,030
Varian Medical Systems, Inc. (United States)*	6,942	284,483

		870,953

Healthcare - Services — 2.71%
Bumrungrad Hospital PCL (Thailand)	334,200	278,228

See Notes to Financial Statements

16	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Healthcare - Services (continued)
WellPoint, Inc. (United States)*	11,697	$546,952

		825,180

Holding Companies — 0.81%
Swire Pacific Ltd. (Hong Kong)	20,314	247,556

Insurance — 5.31%
Berkshire Hathaway, Inc. (United States)*	5	495,000
Berkshire Hathaway, Inc., Class B (United States)*	92	302,036
Enstar Group Ltd. (Bermuda)*	9,614	586,454
Loews Corp. (United States)	7,023	232,461

		1,615,951

Internet — 1.23%
TheStreet.com, Inc. (United States)	150,000	373,500

Iron/Steel — 1.41%
POSCO (South Korea)(a)	4,191	427,985

Lodging — 1.08%
Melco Crown Entertainment Ltd. (Hong Kong)*(a)	66,577	330,222

Metal Fabricate/Hardware — 0.64%
Sung Kwang Bend Co., Ltd. (South Korea)	9,450	195,434

Mining — 3.39%
Antofagasta PLC (United Kingdom)	32,727	412,341
Yamana Gold, Inc. (Canada)	58,245	620,309

		1,032,650

Oil & Gas — 10.61%
Canadian Natural Resources Ltd. (Canada)	4,336	280,409
CNOOC Ltd. (Hong Kong)(a)	3,138	467,374
Lukoil OAO (Russia)(a)	11,750	672,217
Occidental Petroleum Corp. (United States)	10,645	807,743
Penn West Energy Trust (Canada)	12,592	207,138
Petroleo Brasileiro SA (Brazil)(a)	6,341	293,081
Sasol Ltd. (South Africa)(a)	8,112	303,308
Statoil ASA (Norway)(a)	8,272	195,716

		3,226,986

Oil & Gas Services — 1.75%
Cie Generale de Geophysique-Veritas (France)*(a)	26,805	531,811

See Notes to Financial Statements

Motley Fool Independence Fund	17

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Pharmaceuticals — 1.81%
Dr. Reddys Laboratories Ltd. (India)	13,377	$290,682
Elan Corp., PLC (Ireland)*	48,000	261,600

		552,282

Real Estate — 2.88%
Brookfield Asset Management, Inc. (Canada)	13,374	279,517
Cheung Kong Holdings Ltd. (Hong Kong)	28,337	359,633
Henderson Land Development Co., Ltd. (Hong Kong)	33,441	236,417

		875,567

Real Estate Investment Trusts — 1.08%
Annaly Capital Management, Inc. (United States)	19,467	329,187

Retail — 10.19%
Chipotle Mexican Grill, Inc., Class B (United States)*	4,367	348,967
Costco Wholesale Corp. (United States)	6,558	372,822
McDonald’s Corp. (United States)	7,477	438,227
Men’s Wearhouse, Inc. (United States)	7,446	172,524
MSC Industrial Direct Co. (United States)	7,859	338,330
Tractor Supply Co. (United States)*	6,283	280,850
Wal-Mart de Mexico SAB de CV, Series V (Mexico)	97,049	338,546
Yum! Brands, Inc. (United States)	24,632	811,625

		3,101,891

Semiconductors — 2.07%
Formfactor, Inc. (United States)*	20,000	339,800
Linear Technology Corp. (United States)	11,225	290,503

		630,303

Software — 0.70%
Fundtech Ltd. (Israel)*	16,362	212,379

Telecommunications — 6.40%
America Movil SAB de CV (Mexico)(a)	6,638	292,935
American Tower Corp. (United States)*	12,722	468,424
China Mobile Ltd. (Hong Kong)(a)	4,740	221,500
Infinera Corp. (United States)*	25,564	189,941
Level 3 Communications, Inc. (United States)*	214,000	252,520
Portugal Telecom SGPS SA (Portugal)(a)	25,848	293,116

See Notes to Financial Statements

18	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Telecommunications (continued)
Telekomunikasi Indonesia Tbk PT (Indonesia)(a)	6,735	$228,384

		1,946,820

Transportation — 0.73%
Genesee & Wyoming, Inc. (United States)*	7,625	221,201

Water — 0.41%
Aqua America, Inc. (United States)	8,000	123,600

Total Equity Securities (Cost $ 27,797,005)		28,914,568

Temporary Cash Investment — 4.66%
PNC Bank Money Market Fund	1,418,833	1,418,833

Total Temporary Cash Investment (Cost $ 1,418,833)		1,418,833

Total Investment Portfolio (Cost $29,313,688) — 100.02%		$30,431,726
Liabilities in Excess of Other Assets — (0.02)%		(4,963)

NET ASSETS — 100.00%
(Applicable to 2,650,608 shares outstanding)		$30,426,763

*	Non-income producing security.
(a)	ADR — American Depositary Receipts
LP	— Limited Partnership
PLC	— Public Limited Company

See Notes to Financial Statements

Motley Fool Independence Fund	19

Statement of Assets and Liabilities

As of October 31, 2009

Assets:
Investments in securities of unaffiliated issuers, at value (1)	$30,431,726
Receivables:
Dividends	10,545
Interest	2,200
Shares of beneficial interest sold	1,271,751
Deferred offering costs	5,631
Reimbursement due from adviser	183,609
Prepaid expenses and other assets	5,839

Total Assets	31,911,301

Liabilities
Payables:
Cash overdraft	63,215
Investment securities purchased	1,190,423
Deferred foreign capital gains taxes	4,114
Accrued expenses:
Audit fees	22,755
Accounting and administration fees	31,148
Advisory fees	40,172
Custodian fees	9,300
Legal fees	33,333
Transfer agent fees	73,855
Trustee fees	5,000
Other expenses	11,223

Total Liabilities	1,484,538

Net Assets	$30,426,763

Net Assets Consist of:
Paid-in-Capital	$28,996,768
Undistributed Net Investment Income	17,033
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Translation	293,881
Net Unrealized Appreciation (Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities denominated in Foreign Currencies (2)	1,119,081

Net Assets	$30,426,763

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to capital shares outstanding	$30,426,763
Shares outstanding	2,650,608

Net asset value, offering and redemption price per share	$11.48

(1) Investments in securities of unaffiliated issuers, at cost	$29,313,688
(2) Net of $3,352 accrued foreign capital gains taxes on appreciated securities.

See Notes to Financial Statements

20	Motley Fool Independence Fund

Statement of Operations

Period June 16, 2009** to October 31, 2009

Investment Income
Dividends	$110,832
Interest	728
Less foreign taxes withheld	(4,573)

Total Investment Income	106,987

Expenses
Accounting and administration fees	58,116
Blue sky fees	1,397
Chief Compliance Officer fees	9,676
Custodian fees	28,234
Investment advisory fees	57,782
Organization fees	7,133
Professional fees	63,333
Shareholder reporting fees	10,078
Transfer agent fees	143,750
Trustee fees	43,776
Other expenses	3,018

Total expenses	426,293

Expenses waived/reimbursed net of amount recaptured	(344,182)

Net expenses	82,111

Net Investment Income	24,876

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $3,352)	297,735
Foreign currency transactions	(18,830)

Net realized gain on investments and foreign currency transactions	278,905

Net change in unrealized appreciation (depreciation) on:
Investment securities	1,118,038
Foreign currency translations	1,043

Change in net unrealized appreciation (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	1,119,081

Net realized and unrealized gain	1,397,986

Net Increase in Net Assets Resulting from Operations	$1,422,862

**	Commencement of Operations.

See Notes to Financial Statements

Motley Fool Independence Fund	21

Statement of Changes in Net Assets

Period June 16, 2009* to October 31, 2009

Operations:
Net Investment Income	$24,876
Net Realized Gain on Investments and Foreign Currency Transactions	278,905
Change in Appreciation (Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities denominated in Foreign Currencies	1,119,081

Net increase in net assets resulting from operations	1,422,862

Capital Share Transactions:
Proceeds from shares sold (2,671,053 shares)**	29,235,924
Value of shares redeemed (20,445 shares)	(236,279)

Net increase from capital share transactions	28,999,645

Redemption fees	4,256

Total increase in net assets	30,426,763

Net Assets:
Beginning of Period	—

End of Period***	$30,426,763

*** Including undistributed net investment income	$17,033

* Commencement of Operations.
** On April 6, 2009, 10,000 shares of the Fund were issued for cash at $10.00 per share to the Adviser.

See Notes to Financial Statements

22	Motley Fool Independence Fund

Financial Highlights

(for a share outstanding through the period)	Period June 16, 2009 to October 31, 2009 (1)

Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations (2)
Net Investment Income	0.02
Net Gains on Securities (Realized and Unrealized)	1.46

Total From Investment Operations	1.48

Less Distributions
Net Investment Income	—
Net Realized Gains	—

Total Distributions	—

Net Asset Value, End of Period (3)	$11.48

Total Return	14.80%
Net Assets, End of Period (thousands)	$30,427

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets (4)	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees) (4)	7.01%
Ratio of Net Investment Income to Average Net Assets (4)	0.41%
Ratio of Income to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees) (4)	(5.25)%
Portfolio Turnover	50%

(1)	Inception date of the fund was June 16, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	Redemption fees received during the period had no effect on the net asset value.
(4)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

See Notes to Financial Statements

Motley Fool Independence Fund	23

Notes to Financial Statements

1. Organization:

Motley Fool Independence Fund (the “Fund”) is a diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is a Delaware statutory trust organized on November 7, 2008. The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more series (each, a “Series”) investing primarily in securities. The beneficial interest in the Trust is represented by transferable units called “Shares of Beneficial Interest.” Each Series has its own investment goals and strategies. The financial statements are presented for the Fund.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the

24	Motley Fool Independence Fund

Notes to Financial Statements—(Continued)

Fund’s pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

The values of securities held by the Fund and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third party fair value pricing service to quantitatively analyze the price movement of the Fund’s holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. As of October 31, 2009, such price movements for certain securities had exceeded specified parameters and the third party fair value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Motley Fool Independence Fund	25

Notes to Financial Statements—(Continued)

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation Inputs	Value
Level 1 — Quoted Prices
U.S. Common Stocks	$23,088,469
Foreign Common Stocks	1,137,379
Temporary Cash Investment	1,418,833
Level 2 — Other Significant Observable Inputs
Corporate Bond	98,325
Foreign Common Stocks	4,688,720
Level 3 — Significant Unobservable Inputs	—

Total Value of Investments	$30,431,726

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividends and Distributions

The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses one of the following options: (1) receive dividends in cash, while reinvesting capital gains and other distributions in additional Fund shares; or (2) receive all dividends and other distributions in cash.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to the Fund are directly charged.

26	Motley Fool Independence Fund

Notes to Financial Statements—(Continued)

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Fund does not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage.

Foreign Securities

The Fund invests in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts and Global Depositary Receipts) that represent indirect interests in securities of foreign issuers. A significant portion of the Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Fund’s investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Fund will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that the Fund plans to purchase or to sell, but in certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot

Motley Fool Independence Fund	27

Notes to Financial Statements—(Continued)

completely protect the Fund against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Fund will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of the Fund’s total assets. For hedging purposes, the Fund may also use options on foreign currencies, which expose the Fund to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Equity Securities

In addition to common stock, the equity securities that the Fund may purchase include preferred, and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Preferred stocks represent equity ownership interests in a corporation and participate in the corporation’s earnings through dividends that the corporation may declare. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if previous stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation’s debt securities.

Exchange-Traded Funds and Other Similar Instruments

The Fund may purchase shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”). Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The Fund does not invest in actively managed Traded Funds.

28	Motley Fool Independence Fund

Notes to Financial Statements—(Continued)

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly based portfolio of stocks, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Fund. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held. Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider the expenses associated with an investment in determining whether to invest in a Traded Fund. During the period ended October 31, 2009, the Fund did not invest in exchange-traded funds or other similar instruments.

Types of Fixed-Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others, bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of the Fund. Subsequent to the purchase of a fixed-income security by the Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any

Motley Fool Independence Fund	29

Notes to Financial Statements—(Continued)

credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for the Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the period ended October 31, 2009, the Fund invested in REITs.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for U.S. federal tax purposes. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity level tax. Instead, an MLP’s income, gain, loss, deductions, and other tax items pass through to common unit holders. If tax were to be required to be paid by the MLP at the entity level, the value of the MLP interests held by the Fund would be expected to decrease.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent that the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD. However, subordinated units do not

30	Motley Fool Independence Fund

Notes to Financial Statements—(Continued)

accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures, and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP. During the period ended October 31, 2009, the Fund did not invest in MLPs.

Temporary Investments

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

4. Fees and Transactions with Related Parties:

Fund Expenses

The Fund pays all of its expenses other than those expressly assumed by the Adviser. Expenses of the Fund are deducted from the Fund’s total income before dividends are paid.

Motley Fool Independence Fund	31

Notes to Financial Statements—(Continued)

Investment Adviser

Subject to the supervision of the Board, Motley Fool Asset Management (the “Adviser”) manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Under the terms of the Advisory Agreement, the Fund pays the Adviser a fee that is computed and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets during the month (the “Basic Fee”). Commencing the first month after the Fund has completed 12 full calendar months of operations, the Basic Fee is subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of the Fund relative to the performance of the MSCI World Index measured over a trailing-36-month period ending on the last day of the month for which the fee is to be paid (or if the Fund does not have 36 full calendar months of operations, the number of months since commencement of the Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) will be the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment is calculated by subtracting from the cumulative percentage performance of the Fund (essentially, the change in the Fund’s net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index). The Monthly Performance Adjustment will be based on an annual percentage rate determined by: (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Fund and the investment performance of the MSCI World Index during the Performance Measurement Period; and (ii) multiplying the result by 2%, but will be limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment is then determined by dividing the annual percentage rate by 12; and (iii) multiplying the result by the average daily net assets of the Fund during the Performance Measurement Period. There will be no Monthly Performance Adjustment if the difference between the investment performance of the Fund and the investment performance of the index is less than 3 percentage points. Because the operation of the Expense Limitation and Reimbursement Agreement will have a positive effect upon the Fund’s investment performance, the agreement may result in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser has agreed

32	Motley Fool Independence Fund

Notes to Financial Statements—(Continued)

to waive the amount of any increase in the Monthly Performance Adjustment that exceeds the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeds the cumulative amount of expenses deferred, absorbed or reimbursed by the Adviser that it has not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

Under the terms of an Expense Limitation and Reimbursement Agreement entered into by the Adviser and the Fund, the Adviser has contractually agreed to waive its fees or to reimburse a portion of the Fund’s operating expenses until at least June 15, 2010, to the extent necessary to limit the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses and any extraordinary expenses) to an amount not exceeding 0.40% annually of the Fund’s average daily net assets. The Adviser may recover from the Fund fees and expenses previously waived or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses and any extraordinary expenses) to exceed 0.40% annually of the Fund’s average daily net assets. As of October 31, 2009, the Adviser waived fees or reimbursed the Fund in the amount of $344,182, which may be recovered by the Adviser through October 31, 2012.

Organizational Expenses and Offering Costs

Organizational expenses totaling $147,867 and offering expenses totaling $331,646 have been incurred prior to the offering of the Fund’s shares and have been or will be borne by the Fund’s investment adviser. Additional organizational expenses will be borne by the Fund.

Trustees’ Fees

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid: (i) an annual retainer of $20,000; (ii) a fee of $1,250 for each quarterly meeting of the Board attended; and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or its affiliates, receive no compensation from the Trust.

Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC”). Pursuant to the Administration and Accounting Services Agreement, PNC provides various administrative and

Motley Fool Independence Fund	33

Notes to Financial Statements—(Continued)

accounting services necessary for the operations of the Trust and the Fund. Services provided by PNC include facilitating general Fund management; monitoring the Fund’s compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports. The Fund pays the Administrator an annual fee calculated based upon the Fund’s average net assets. The fee is paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Transfer Agent

PNC serves as the Fund’s transfer agent and dividend disbursing agent. PNC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

Custodian

PFPC Trust Company (which will be renamed PNC Trust Company, on or about June 7, 2010) serves as custodian for the Fund. In that capacity, it maintains custody of all securities and cash assets of the Fund. The custodian is authorized to hold the Fund’s investments in securities depositories and with sub-custodians approved by the Fund.

Custodian fees for the Fund are calculated based on the average daily gross assets of the Fund. PFPC Trust Co. also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the period ended October 31, 2009, PNC received $115,910 in aggregate fees and expenses for services rendered under the various agreements described above.

Distribution

PFPC Distributors, Inc. (“PDI”) serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Fund does not pay any fees to PDI in its capacity as Underwriter. The fees are paid by the Adviser.

Redemption Fees

The Fund charges a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Fund and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Fund’s prospectus for more information.

34	Motley Fool Independence Fund

Notes to Financial Statements—(Continued)

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of the Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of October 31, 2009, the Trust was not aware of any shareholders who beneficially owned 5% or more of the Fund’s outstanding shares

6. Investment Transactions:

For the period from June 16, 2009 to October 31, 2009, the cost of purchases and proceeds from sales and maturities of investment securities for the Fund were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Purchases	Sales and Maturity Proceeds
$31,096,294	$3,502,626

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of Shares of Beneficial Interest with a par value of $0.001. Currently, the Fund is the sole series of shares of the Trust, and all shares of the Fund are of a single class. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid, non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

The Trust intends the Fund to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, the Trust will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on the Fund if it fails to make certain required distributions of its income to shareholders. The Trust intends, however, to make distributions to the Fund’s shareholders in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required.

Motley Fool Independence Fund	35

Notes to Financial Statements—(Continued)

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and Passive Foreign Investment Companies (“PFIC’s”).

At October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments
$337,935	$—	$—	$1,092,060

For federal income tax purposes, there was no capital loss carryover as of October 31, 2009.

At October 31, 2009, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
$29,337,357	$1,094,369	$1,751,331	$(656,962)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to cumulative basis adjustments for partnerships and PFIC’s.

At October 31, 2009, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of amortization of deferred organization costs, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts:

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments
$(7,133)	$(7,843)	$14,976

36	Motley Fool Independence Fund

Notes to Financial Statements—(Continued)

Management has analyzed the Fund’s tax position and has concluded that no provision for income tax is required in the financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through December 23, 2009, the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

Motley Fool Independence Fund	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Motley Fool Independence Fund, a series of The Motley Fool Funds Trust

We have audited the accompanying statement of assets and liabilities of Motley Fool Independence Fund (the “Fund”), a series of The Motley Fool Funds Trust, including the schedule of investments, as of October 31, 2009, and the related statements of operations and changes in net assets, and financial highlights for the period from June 16, 2009 (commencement of operations) through October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provids a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Motley Fool Independence Fund, a series of The Motley Fool Funds Trust, as of October 31, 2009, and the results of its operations, statement of changes in net assets, and financial highlights for the period from June 16, 2009 (commencement of operations) through October 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 23, 2009

38	Motley Fool Independence Fund

Notice to Shareholders (Unaudited)

Tax Information

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period ended October 31, 2009, the Fund made no distributions with which to designate the Corporate Dividends Received Deduction or Qualified Dividend Income.

Motley Fool Independence Fund	39

Information on Proxy Voting

The Trust’s proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.foolfunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Fund’s holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semi-annual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling(888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Fund’s website at http://www.foolfunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40	Motley Fool Independence Fund

The Motley Fool Funds Trust Privacy Policy

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, our website, correspondence, or conversations, including, but not limited to, your name, address, phone number, Social Security number, assets, income, and date of birth.

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost-basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a securities dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Motley Fool Independence Fund	41

Directors and Officers (Unaudited)

NAME, ADDRESS, AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

			INDEPENDENT TRUSTEES

Kathleen A. O’Neil 57	Trustee	Since March, 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University	1	BMC Software, Guidance Software, MetLife Bank N.A.

Gary Langbaum 60	Trustee	Since March, 2009	Retired; Scudder Kemper Investments, 1988-2002, Managing Director and Senior Portfolio Manager	1	None

Stephen L. Boyd 68	Trustee	Since March, 2009	Advisory Director, Morgan Stanley Investment Management	1	None

			INTERESTED TRUSTEES AND OFFICERS

Peter E. Jacobstein(3) 44	Trustee President	Since November, 2008	President and Chairman, Motley Fool Asset Management, LLC; SVP, The Motley Fool, Inc. (financial publishing); VP, Strategy and Development, Discovery Comm., Inc. (media)	1	None

Ollen C. Douglass 46	Treasurer	Since November, 2008	Chief Financial Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing); Director, Fool Financial Services, Ltd. (UK mortgage adviser), Lovemoney.com, Ltd. (UK financial information site) and The Motley Fool, Ltd. (UK financial information site)	N/A	N/A

Lawrence T. Greenberg 46	Vice President Secretary	Since March, 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing); Adjunct Professor, Washington College of Law, American University, George Mason School of Law; Director, Fool Financial Services, Ltd. (UK mortgage adviser), Lovemoney.com, Ltd. (UK financial information site)	N/A	N/A

(1)	Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria, VA 22314.
(2)	Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.
(3)	Mr. Jacobstein is an “interested person” (as defined by the 1940 Act) of the Trust. Mr. Jacobstein is the President and Chairman of the Adviser.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803.

42	Motley Fool Independence Fund

Board Approval of Advisory Agreement (Unaudited)

At a meeting held in person on March 25, 2009, the Board, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, of the Trust or the Adviser (the “Independent Trustees”), approved the Advisory Agreement between the Trust and the Adviser pursuant to which the Adviser provides investment advisory services to the Fund.

In determining whether to approve the Advisory Agreement, the Board exercised its business judgment and considered various information regarding the Adviser and the Fund, as well as various factors including those described below that Board deemed to be relevant. In its deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is assumed that each Trustee attributed different weights to the various factors. The following summarizes the materials and principal factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Agreement.

In its deliberations, the Board considered many factors, including the nature, extent and quality of services provided by the Adviser; particularly, the qualifications and capabilities of the personnel responsible for providing services to the Fund. It was provided with information regarding the Adviser and its personnel, including information regarding the Adviser’s financial condition. The Board reviewed the financial condition of the Adviser to determine that adequate resources would be available to provide the level of service expected to be provided to the Fund. On the basis of this evaluation, the Board concluded that the Adviser and its personnel were well-qualified to provide all required services to the Fund and to provide services that are of a high quality, and that the Adviser had the appropriate resources to provide such services to the Fund.

The Board recognized that a fund’s investment performance is an important factor for a mutual fund board to consider in connection with the approval of an investment advisory agreement. However, it noted that, because the Fund and the Adviser were both newly-formed entities at the time of the Board’s deliberations, no performance information relating to the Fund or relating to similar investment funds or accounts managed by the Adviser was available for consideration.

The Board also considered the costs of services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates under the Advisory Agreement, as well as comparative fees and expenses of other mutual funds. In connection this review of this factor, the Board evaluated the structure of the advisory fee and noted that, after the Fund had completed 12 full calendar months of operations, the fees payable by the Fund would partially depend on the relative performance of the Fund. It concluded that this should provide strong incentive for the Adviser to use its best efforts and commit the resources necessary for the management of the Fund and thus increase the likelihood that the Fund would perform well in the future. The Board also considered information regarding the advisory fees of other global mutual funds and information regarding fulcrum fees paid by other mutual funds to their investment advisers. It evaluated the proposed advisory fee arrangements of the Fund in light of this

Motley Fool Independence Fund	43

information and, in this regard, considered various factors that judicial decisions have specified as pertinent generally and factors that the Securities and Exchange Commission has stated should be considered when implementing fulcrum fee arrangements of the type proposed for the Fund. After its review of this information, the Board concluded that the fees to be paid under the Advisory Agreement compared favorably to the average management fees paid by peer group funds, and that the overall expense ratio of the Fund can be expected to be below the average expense ratio of funds in the peer group. Based on the foregoing considerations, the Board determined that it was satisfied that the advisory fee proposed for the Fund was consistent with applicable standards and was reasonable and fair.

The Board recognized the importance of considering economies of scale in costs of providing services to the Fund when evaluating the proposed advisory fee, including the extent to which any such economies of scale would be shared with the Fund for the benefit of shareholders. It concluded that, because the Fund had not commenced operations at the time of its deliberations, economies of scale did not currently exist. However, the Board agreed to consider the question of whether economies of scale justify any reduction in advisory fees payable by the Fund at such time there has been growth in the Fund’s net assets so as to warrant such a review.

The Board further considered the potential benefits that might be received by the Adviser due to its relationship with the Fund. It concluded that the opportunities for such benefits to exist were limited and were a matter of conjecture since the Fund had not commenced operations at the time of the Board’s deliberations.

Based on its review of the information and factors described above, and other considerations deemed pertinent, the Board, including all of the Independent Trustees, unanimously approved the Advisory Agreement.

44	Motley Fool Independence Fund

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, PA 19153

Independent Registered Public Accounting Firm

Grant Thornton, LLP

226 Causeway Street

Boston, MA 02114

Underwriter

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

Legal Counsel

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

Motley Fool Independence Fund	45

Motley Fool Funds Guiding Principles

At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.

•	We are — and will remain — significant investors with you in Motley Fool Funds.

•	We will manage your investment in Motley Fool Funds as if it were our own.

•	We will keep our financial incentives aligned with those of our shareholders.

•	We will invest for the long term. We seek to maximize returns while we minimize business, regulatory, financial, and sovereign risks.

•	We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage short-term trading that can hurt all the Fund’s investors.

•	We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.

•

We will recognize that one of our most powerful analytical weapons is the phrase “I don’t know.” In that spirit, we will constantly review our successes and mistakes and remain passionate about learning.

•	We will communicate with our shareholders as clearly and candidly as possible.

Visit us online at www.foolfunds.com. You’ll find:

•	Monthly shareholder letters from Portfolio Manager Bill Mann

•	Updated fund performance details

•	Sign-up form for “Declarations,” our monthly e-mail newsletter

•	Access to shareholder account information

Reach us by phone: 888.863.8803 or contact your securities dealer.

Contact us by mail:

Motley Fool Funds P.O. Box 9780

Providence, RI 02940-9780

©All Rights Reserved

This report has been prepared for shareholders of Motley Fool Independence Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Fund. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by PFPC Distributors, Inc., 760 Moore Rd., King of Prussia, PA 19406.

MFF-ANR-001

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Gary Langbaum and Kathleen A. O’Neil are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed from the Registrant’s inception on June 16, 2009 through October 31, 2009 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,250.

Audit-Related Fees

(b)	The aggregate fees billed from the Registrant’s inception on June 16, 2009 through October 31, 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $245. Services provided were for administrative services related to the audit.

Tax Fees

(c)	The aggregate fees billed from the Registrant’s inception on June 16, 2009 through October 31, 2009 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,675. Services provided were for review of federal and state tax returns.

All Other Fees

(d)	The aggregate fees billed from the Registrant’s inception on June 16, 2009 through October 31, 2009 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $175. Services provided were for administrative services related to the audit.

(e)(1)	The audit committee’s pre-approval policies and procedures:

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the auditor to provide audit and non-audit services to the Registrant. The Audit Committee is also responsible for pre-approving non-audit services provided by the auditor to the Adviser or any Motley Fool Affiliate that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

The Audit Committee may form one or more subcommittees (which may consist of one or more Audit Committee members), and may delegate to any such committee or to the Chair of the Audit Committee any portion of its authority, including the authority to pre-approve audit and permitted non-audit services, as it deems appropriate from time to time. Any decision of a subcommittee or of the Chair to pre-approve audit or non-audit services shall be presented to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from Registrant’s inception on June 16, 2009 through October 31, 2009 was $4,095.

(h)	The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Motley Fool Funds Trust

By (Signature and Title)*	/s/ PETER E. JACOBSTEIN
Peter E. Jacobstein, President (principal executive officer)

Date 12/29/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ PETER E. JACOBSTEIN
Peter E. Jacobstein, President (principal executive officer)

Date 12/29/09

By (Signature and Title)*	/s/ OLLEN C. DOUGLASS
Ollen C. Douglass, Treasurer (principal financial officer)

Date 12/29/09

*	Print the name and title of each signing officer under his or her signature.